Exhibit 10.1

AMENDMENT NO. 8

This AMENDMENT NO. 8 (“AMENDMENT”) is made as of May 1, 2007, by and among DOVER MOTORSPORTS, INC., a Delaware corporation, DOVER INTERNATIONAL SPEEDWAY, INC., a Delaware corporation, GATEWAY INTERNATIONAL MOTORSPORTS CORPORATION, an Illinois corporation, MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION, a Tennessee corporation, and NASHVILLE SPEEDWAY USA, INC., a Tennessee corporation (collectively, “BORROWERS”); MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation as agent (“AGENT”); MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation in its capacity as issuer of letters of credit (“ISSUING BANK”); and WILMINGTON TRUST COMPANY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, and WILMINGTON SAVINGS FUND SOCIETY, FSB (collectively, “LENDERS”).

RECITALS

The BORROWERS, the AGENT, the ISSUING BANK and the LENDERS are parties to that certain Credit Agreement executed February 17, 2004 and effective as of February 19, 2004, as previously amended (“CREDIT AGREEMENT”), pursuant to which the LENDERS and the ISSUING BANK are providing to the BORROWERS certain credit facilities (“CREDIT FACILITIES”).

The BORROWERS’ repayment obligations in connection with the CREDIT FACILITIES are evidenced by: (a) the Second Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Forty-Four Million Three Hundred Twenty-One Thousand Four Hundred Twenty-Four Dollars ($44,321,424.00) from the BORROWERS to the order of Mercantile-Safe Deposit and Trust Company effective as of April 30, 2007 (“MERCANTILE NOTE”); (b) the Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Seventeen Million One Hundred Forty-Two Thousand Eight Hundred Fifty-Six Dollars ($17,142,856.00) from the BORROWERS to the order of Wilmington Trust Company effective as of February 19, 2004 (“WILMINGTON TRUST NOTE”); and (c) the Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Fourteen Million Two Hundred Eighty-Five Thousand Seven Hundred Twenty Dollars ($14,285,720.00) from the BORROWERS to Wilmington Savings Fund Society, FSB effective as of August 5, 2005 (“WILMINGTON SAVINGS NOTE”).

As used herein the term “LOAN DOCUMENTS” means collectively the CREDIT AGREEMENT, the MERCANTILE NOTE, the WILMINGTON TRUST NOTE, the WILMINGTON SAVINGS NOTE and all other documents evidencing the obligations in connection with the CREDIT FACILITIES.

The BORROWERS have requested that the AGENT, the LENDER and the ISSUING BANK agree to extend the maturity date of the CREDIT FACILITIES and amend certain other provisions of an amendment in the CREDIT AGREEMENT.

The AGENT, the LENDERS and the ISSUING BANK are willing to consent to the request of the BORROWERS subject to the terms and provisions of this AMENDMENT.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1. Recitals. The parties acknowledge the accuracy of the above recitals and hereby incorporate the recitals into this AMENDMENT.

Section 2. Amendment to Credit Agreement. The CREDIT AGREEMENT is hereby amended as follows:

a. Amended Definition. The definitions of “FIXED CHARGE COVERAGE RATIO” and “REVOLVING LOAN MATURITY DATE” contained in Article 1 of the CREDIT AGREEMENT are hereby amended by deleting their present language in their entirety and substituting in lieu thereof the following:

Fixed Charge Coverage Ratio. The term “FIXED CHARGE COVERAGE RATIO” means at any date of determination, the ratio of (a) CONSOLIDATED EBITDA less dividends less cash income tax expense (or, as the case may be, plus cash income tax refunds received) less capital expenditures (provided, however, that for purposes of this calculation and for the periods set forth below, such reduction for capital expenditures shall not exceed (a) Four Million Dollars ($4,000,000.00) for each twelve (12) month period ending between June 30, 2007 and March 31, 2008, inclusive; (b) Five Million Dollars ($5,000,000.00) for each twelve (12) month period ending between June 30, 2008 and March 31, 2009, inclusive; and (c) Six Million Dollars ($6,000,000.00) for each twelve (12) month period ending between June 30, 2009 and March 31, 2010, inclusive, in each case regardless of the actual amount of capital expenditures for the period), in each such case for the comparable twelve (12) month period, to (b) CONSOLIDATED DEBT SERVICE.

Revolving Loan Maturity Date. The term “REVOLVING LOAN MATURITY DATE” means July 1, 2011.

b. Section 2.4.2.a. Section 2.4.2.a of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

a. Payments. For each of the LIBOR BORROWINGS accrued interest shall be paid to the AGENT for the accounts of the LENDERS in arrears on the last day of each applicable INTEREST PERIOD.

c. Section 2.12.a. Section 2.12.a of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

a. INTENTIONALLY OMITTED

Section 3. Other Terms. Except as specifically modified herein, all other terms and provisions of the CREDIT AGREEMENT and all other documents evidencing or otherwise documenting the terms and provisions of the credit facilities being provided by the LENDERS and the ISSUING BANK to the BORROWERS remain in full force and effect and are hereby ratified and confirmed.

Section 4. Choice of Law. The laws of the State of Maryland (excluding, however, conflict of law principals) shall govern and be applied to determine all issues relating to this AMENDMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation and enforceability of this AMENDMENT.

Section 5. Fee. In consideration for the agreement of the LENDERS, the BORROWERS shall pay to the AGENT, for the benefit of the LENDERS, on the date of this AMENDMENT a fee in the amount of Thirty-Six Thousand Five Hundred Dollars ($36,500.00). In addition the BORROWERS shall pay to the AGENT the costs and expenses incurred by the AGENT in connection with the preparation and negotiation of this AMENDMENT.

Section 6. Delivery by Telecopier. This AMENDMENT may be delivered by telecopier and a facsimile of any party’s signature hereto shall constitute an original signature for all purposes.

Section 7. Counterparts. This AMENDMENT may be executed in counterparts each of which shall be binding upon the signatories but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this AMENDMENT with the specific intention of creating a document under seal.

BORROWERS:

DOVER MOTORSPORTS, INC.,
A Delaware Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Asst. Secretary

DOVER INTERNATIONAL SPEEDWAY, INC.,
A Delaware Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Asst. Secretary

GATEWAY INTERNATIONAL
MOTORSPORTS CORPORATION,
An Illinois Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Asst. Secretary

MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION, A Tennessee Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Asst. Secretary

NASHVILLE SPEEDWAY USA, INC., A Tennessee Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Asst. Secretary

AGENT:

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, A Maryland Banking Corporation

By:	/s/ C. Douglas Sawyer	(SEAL)
Name:	C. Douglas Sawyer
Title:	Senior Vice President

LENDERS:

WILMINGTON TRUST COMPANY

By:	/s/ Michael B. Gast	(SEAL)
Name:	Michael B. Gast
Title:	Vice President

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY

By:	/s/ C. Douglas Sawyer	(SEAL)
Name:	C. Douglas Sawyer
Title:	Senior Vice President

WILMINGTON SAVINGS FUND SOCIETY, FSB

By:	/s/ M. Scott Baylis	(SEAL)
Name:	M. Scott Baylis
Title:	Senior Vice President

ISSUING BANK:

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY

By:	/s/ C. Douglas Sawyer	(SEAL)
Name:	C. Douglas Sawyer
Title:	Senior Vice President